EXHIBIT 10.32


                               HOWELL CORPORATION
                         NONQUALIFIED STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS


     SECTION 1. Purpose. The purpose of this HOWELL CORPORATION NONQUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS ("Plan") is to attract and retain the services of experienced and knowledgeable non-employee directors for Howell Corporation, a Delaware corporation (the "Company"), and provide such non-employee directors an opportunity for ownership of common stock, $1.00 par value ("Common Stock"), of the Company. Options to be granted under this Plan will be nonqualified options which are not intended to qualify as Incentive Stock Options pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code").

     SECTION 2. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company ("Board"). Subject to the terms of the Plan, the Board shall have the power to interpret the provisions and supervise the administration of the Plan. All decisions made by the Board pursuant to the provisions of the Plan shall be made by a majority of its members at a duly held regular or special meeting or by written consent in lieu of any such meeting. A majority of the directors in office shall constitute a quorum and all decisions made by the Board pursuant to the provisions of the Plan shall be made by a majority of the directors present at any duly held regular or special meeting at which a quorum is present (unless the concurrence of a greater proportion is required by law or by the certificate of incorporation or bylaws of the Company) or by the written consent of a majority of the directors in lieu of any such meeting. All expenses and liabilities incurred by the Board in the administration of this Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants or other persons to assist the Board in the carrying out of its duties hereunder.

     SECTION 3. Stock Reserved. Subject to adjustment as provided in paragraph 5(f) and Section 6 hereof, the aggregate number of shares of Common Stock that may be issued under this Plan shall not exceed a number of shares of Common Stock calculated as follows: (i) 75,000, plus (ii) the total number of shares of Common Stock subject to outstanding options granted only to non-employee directors of the Company under the 1988 Stock Option Plan of Howell Corporation ("1988 Plan") and which expire or lapse under the terms of the 1988 Plan or related option agreements during the term of this Plan or which otherwise terminate or are cancelled, including but not limited to a relinquishment of an outstanding option for cash, without being exercised during the term of this Plan; provided, however that, the aggregate number of shares of Common Stock that may be issued under this Plan shall not exceed 155,000, subject to any adjustments under paragraph 5(f) and Section 6. The shares subject to this Plan shall consist of authorized but unissued shares of Common Stock or previously issued shares of Common Stock reacquired and held by the Company, and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding options at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan or the termination of the last of the options granted under this Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. To the extent that an option under this Plan expires, lapses, or is cancelled, including but not limited to a relinquishment of an outstanding option for cash, any shares of Common Stock subject to such option may again be made subject to an option under this Plan.
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     SECTION  4. Grant of  Options.  Each  director  of the  Company  who is not otherwise an employee of the Company or any of the Company's subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986) (hereinafter referred to as an "Eligible Director", which term shall include any transferee permitted pursuant to paragraph 5(d) below) and who is not currently serving as a director on the date this Plan is approved by the Board, shall be granted an option to acquire 10,000 shares of Common Stock when such Eligible Director is first elected to the Board ("Initial Option"). Commencing with the Annual Meeting of Shareholders approving this Plan, an option to acquire 1,000 shares of Common Stock ("Subsequent Option") shall automatically be granted to each Eligible Director on the date following each Annual Meeting of Shareholders. The term "Date of Grant" means (i) in the case of an Initial Option granted on the date on which an Eligible Director not currently serving on the Board of Directors is first elected to the Board, the date of such initial election; and
(ii) in the case of a Subsequent Option, the date following each Annual Meeting, provided that no Eligible Director shall receive a Subsequent Option at the Annual Meeting next following the receipt of an Initial Option. The Initial Option and any Subsequent Option shall be subject to adjustment as provided for in paragraph 5(f).

     SECTION 5.

     (a) Terms and Conditions. Each option granted under this Plan shall be evidenced by an agreement, in a form approved by the Board, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Board may deem appropriate.

     Each Initial Option and Subsequent Option shall not be exercisable for more than a percentage of the aggregate number of shares offered under each Initial Option and Subsequent Option determined by the number of full years occurring since the Date of Grant of each such Initial Option and Subsequent Option in accordance with the following schedule:

           Number of Full           Percentage of
               Years             Shares Purchasable
           --------------        ------------------
           Less than One                  0%
           One                           25%
           Two                           50%
           Three                         75%
           Four                         100%

     If an Eligible Director ceases to serve on the Board prior to the time all or a portion of any Initial Option or Subsequent Option becomes exercisable pursuant to the above schedule, the portion of such option which is not exercisable shall expire and be forfeited; provided however, that upon the death of an Eligible Director, all options granted the Eligible Director under this Plan shall be fully exercisable as set forth below and in accordance with paragraph 5(d).

      Each exercisable option granted under this Plan shall provide that it shall terminate and be of no force or effect with respect to any shares not previously purchased under such option by an Eligible Director upon the first to occur of (i) the expiration of ten years from the Date of Grant of the option or
(ii) the expiration of one hundred eighty (180) days after the termination of the Eligible Director's service as a Director of the Company for any reason.

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      (b)  Exercise  Price.  The  exercise  price of each share of Common  Stock subject to an Initial Option or Subsequent Option shall be the fair market value of a share of Common Stock on the Date of Grant of the Initial Option or Subsequent Option. For all purposes under this Plan, the fair market value of a share of Common Stock means, as of any specified date, the closing price of the Common Stock as reported in The Wall Street Journal's New York Stock Exchange ("NYSE") - Composite Transactions listing for such day (corrected for obvious typographical errors), or if the shares are listed for trading on the NYSE but no closing price is reported in such listing for such day, then the last reported closing price for such shares on the NYSE, or if such shares are not listed or traded on the NYSE, the closing sales price on any national securities exchange on which the Common Stock is traded, or if the Common Stock is not traded on any national securities exchange, then the mean of the reported high and low sales prices for such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotations System, or, if such prices shall not be reported thereon, the mean between the closing bid and asked prices reported by the National Quotation Bureau Incorporated, or, in all other cases, the value established by the Board in good faith.

      (c) Procedure for Exercise. Options shall be exercised by the delivery by the Eligible Director of written notice to the Secretary of the Company setting forth the number of shares of Common Stock with respect to which the option is being exercised. The notice shall be accompanied by, at the election of the Eligible Director, (i) cash, cashier's check, bank draft, or postal or express money order payable to the order of the Company, (ii) certificates representing shares of Common Stock theretofore owned by the Eligible Director duly endorsed for transfer to the Company, or (iii) any combination of the preceding, equal in value to the full amount of the exercise price. Moreover, an option agreement may provide for a "cashless exercise" of the option by establishing procedures whereby the Eligible Director, by a properly-executed written notice, directs
(i) an immediate market sale or margin loan respecting all or a part of the shares of Common Stock to which he is entitled upon exercise pursuant to an extension of credit by the brokerage firm or other financial institution to the Eligible Director of the option price, (ii) the delivery of the shares of Common Stock from the Company directly to a brokerage firm or other financial institution and (iii) the delivery of the option price from the sale or margin loan proceeds from the brokerage firm or other financial institution directly to the Company. Notice may also be delivered by telecopy provided that the exercise price of such shares is received by the Company via wire transfer on the same day the telecopy transmission is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. An option to purchase shares of Common Stock in accordance with this Plan shall be deemed to have been exercised immediately prior to the close of business on the date (i) written notice of such exercise and (ii) payment in full of the exercise price for the number of share for which options are being exercised, are both received by the Company and the Eligible Director shall be treated for all purposes as the record holder of such shares of Common Stock as of such date.

      As promptly as practicable after receipt of such written notice and payment, the Company shall deliver to the Eligible Director certificates for the number of shares with respect to which such option has been so exercised, issued in the Eligible Director's name or such other name as Eligible Director directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Eligible Director at the address specified pursuant to this paragraph 5(c).

      (d) Transferability. An option granted pursuant to this Plan shall not be assignable or otherwise transferable by an Eligible Director otherwise than by an Eligible Director's will or by the laws of descent and distribution. During the lifetime of an Eligible Director, an option shall be

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
exercisable only by such Eligible Director or the Eligible Director's legal representative. Any heir or legatee of the Eligible Director shall take rights granted herein and in the option agreement subject to the terms and conditions hereof and thereof. No such transfer of any option to heirs or legatees of the Eligible Director shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

      (e) No Rights as Shareholder. No Eligible Director shall have any rights as a shareholder with respect to shares covered by an option until the option is exercised by written notice and accompanied by payment as provided in paragraph 5(c) above.

      (f) Changes in Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, or combination of shares, then (i) the number and kind of shares of Common Stock or other securities which are subject to this Plan, (ii) the number and kind of shares of Common Stock or other securities which shall be subject to any Initial Option or Subsequent Option, and the total number of shares granted after such event, and (iii) the number and kind of shares of Common Stock or other securities which are subject to any options theretofore granted, and the exercise prices thereof, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise price.

      SECTION 6.  Corporate Transactions.

     (a) The existence of outstanding options granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      (b) If the Company is reorganized, merged or consolidated or is otherwise a party to a plan of exchange with another corporation pursuant to which reorganization, merger, consolidation or plan of exchange, shareholders of the Company receive any shares of Common Stock or other securities or if the Company shall distribute ("Spin Off") securities of another corporation to its shareholders, there shall be substituted for the shares subject to the unexercised portions of outstanding options granted hereunder an appropriate number of shares of (i) each class of stock or other securities which were distributed to the shareholders of the Company in respect of such shares in the case of a reorganization, merger, consolidation or plan of exchange, or (ii) in the case of a Spin Off, the securities distributed to shareholders of the Company together with shares of Common Stock, such number of shares or securities to be determined in accordance with the provisions of Section 425 of the Code (or other applicable provisions of the Code or regulations issued thereunder which may from time to time govern the treatment of incentive stock options in such a transaction); provided, however, that all such options may be canceled by the Company as of the effective date of (x) a reorganization, merger, consolidation, plan of exchange or Spin Off or (y) any dissolution or liquidation of the Company, by giving notice to

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each  Optionee or his personal  representative  of its intention to do so and by permitting the purchase for a period of at least thirty days during the sixty days next preceding such effective date of all of the shares subject to such outstanding options, without regard to the installment provisions set forth in the option agreements; and provided further that in the event of a Spin Off, the Company may, in lieu of substituting securities or accelerating and canceling options as contemplated above, elect (i) to reduce the purchase price for each share of Common Stock subject to an outstanding option by an amount equal to the fair market value, as determined in accordance with the provisions of Section 5(b), of the securities distributed in respect of each outstanding share of Common Stock in the Spin Off or (ii) to reduce proportionately the purchase price per share and to increase proportionately the number of shares of Common Stock subject to each option in order to reflect the economic benefits inuring to the shareholders of the Company as a result of the Spin Off.

      (c) The Board may, in its sole discretion, at the time the option is granted or by amendment of the option thereafter, provide that an option granted hereunder shall become fully exercisable upon a Change in Control of the Company (as defined in the next sentence). A "Change in Control" of the Company shall be conclusively deemed to have occurred if (and only if) any of the following shall have taken place: (i) a change in control is reported by the Company in response to Item 1 or Form 8-K (or any successor item of Form 8-K or any similar item of any other reports required to be filed by the Company under the Securities Exchange Act of 1934, as amended ("Exchange Act")); (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent or more of the combined voting power of the Company's then outstanding securities; or (iii) following the election or removal of directors, a majority of the Board consists of individuals who were not members of the Board two years before such election or removal, unless the election of each director who was not a director at the beginning of such two-year period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period.

      SECTION 7. Amendments or Termination. Except as set forth herein, the Board in its discretion may terminate the Plan at any time with respect to any shares for which options have not theretofore been granted. Except as set forth herein, the Board shall have the right to alter or amend the Plan or any part thereof from time to time. Neither a termination of the Plan nor a change in any options theretofore granted may be made which would impair the rights of an Eligible Director holding such option without the consent of the Eligible Director. The Board may not, without approval of the shareholders, amend the
Plan:

      (a) to increase the maximum number of shares which may be issued on exercise or surrender of an option, except as provided in paragraph 5(f) and
Section 6;

      (b) to change the class of persons eligible to receive options;

      (c) to extend the maximum period during which options may be granted under the Plan;

      (d)  to extend the expiration date of the Plan; or

      (e) to decrease to any extent the price at which options may be granted under the Plan, except as provided in paragraph 5(f) and Section 6.

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      SECTION 8.  Compliance  With Other Laws and  Regulations.  This Plan,  the
grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

      SECTION 9. Purchase for Investment. Unless the options and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person exercising an option under this Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

      SECTION 10.  Taxes.

      (a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options granted under this Plan.

      (b) Any Eligible Director may pay all or any portion of the taxes required to be withheld by the Company or paid by the Eligible Director in connection with the exercise of an option by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with paragraph 5(b), equal to the amount required to be withheld or paid. An Eligible Director must make the foregoing election on or before the date that the amount of tax to be withheld is determined. All such elections are irrevocable and subject to disapproval by the Board.

     SECTION 11. Liability of Company for Non-Issuance of Shares and Tax Consequences. The Company shall not be liable to an Eligible Director or other persons as to:

      (a) The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

      (b) Any tax consequence expected, but not realized, by any Eligible Director or other person due to the exercise of any option granted hereunder.

      SECTION 12. Effectiveness and Expiration of Plan. The Plan shall be effective on the date of its approval and adoption by the Board subject to approval of the shareholders of the Company. All Initial Options and Subsequent Options granted to any Eligible Director prior to shareholder approval of the Plan shall be expressly subject to such approval. If the shareholders of the Company fail to approve the Plan within twelve months of the date the Board approved the Plan, the Plan shall terminate and all options previously granted under the Plan shall become void and of no effect. The Plan shall expire ten years after the date the Board approves the Plan and thereafter no option shall

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be granted  pursuant to the Plan;  provided,  however,  that the Plan provisions shall remain in effect with respect to all options granted under the Plan until such options are satisfied or expire.

      SECTION 13. Non-Exclusivity of this Plan. The adoption by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     SECTION 14. Governing Law. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law.

      IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by the Board, Howell Corporation has caused this document to be duly executed in its name and behalf by its proper officer thereunto duly authorized as of the date of the adoption of the Plan by the Board, being March 16,1999.

                                     HOWELL CORPORATION


                               By:      /s/ ROBERT T. MOFFETT
                               ------------------------------
                                     Robert T. Moffett
                                      Vice President

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